Exhibit 10.2

CONSULTING AGREEMENT This Consulting Agreement (the "Agreement"), effective as of October 29, 2021, is entered into by and between International Media Acquisition Corp., a Delaware corporation having its principal address at 1604 US Highway 130, North Brunswick, NJ 08902 (the "Company" or "IMAC"), and Ms. Priyanka Agarwal, an Indian citizen, bearing Permanent Account Number AFWPA0696M, and having her address at Flat no. 4 Sonmarg building, 67B Nepeansea Road, Mumbai 400006, India (the "Consultant"). WHEREAS, the Consultant has experience in providing strategy, management and financial advisory services for companies in the media and entertainment sector and wishes to provide the Services (as defined below) to the Company; and WHEREAS, the Company wishes to retain the Consultant to provide the Services to the Company in connection with its initial Business Combination (as defined below) on the terms and conditions set forth in this Agreement; NOW, THEREFORE, in consideration of the mutual promises made herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows: 1. Definitions. (i) "Business Combination" means the acquisition by the Company, whether through a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, recapitalization or similar type of transaction involving the Company and one or more business or entities ("Target Business"), or entering into contractual arrangements that give the Company control over such Target Business, and, if the Company is then listed on a national securities exchange, the Target Business has a fair market value equal to at least 80% of the balance in the Trust Account (as defined below), less any deferred underwriting commissions and taxes payable on interest earned, at the time of signing a definitive agreement in connection with the initial Business Combination. (ii) "Confidential Information" means all information (whether written or oral) and materials concerning the Company or any business or assets that the Company may target for acquisition which the Company and/or its affiliates or their employees or representatives has furnished or may hereafter furnish to the Consultant or which the Consultant learns in connection with the performance of her duties hereunder. Confidential Information specifically includes, but is not limited to, pricing, costs, other financial information, drawings, artwork, designs, formulations, processes, patent applications, research procedures, models, prototypes, samples, specifications, test results, analyses, software, forecasts and studies. Notwithstanding the foregoing, Confidential Information does not include any information or materials which the Consultant can clearly demonstrate (a) is or becomes generally available to the public other than as a result of an unauthorized disclosure by the Consultant, (b) is or becomes available to the Consultant from a third party, other than on a confidential basis from the Company or its affiliates, which third party represents to the Consultant that it is entitled to disclose such information, (c) was known to the Consultant prior to receipt thereof by the Consultant from the Company or its affiliates, or (d) is approved for release by the express prior written authorization of the Company or its affiliates and then only after such approval and only for the purpose specified. By way of example, but not limitation, the following also constitutes Confidential Information of the Company: (a) Any of the names, addresses and/or requirements of any of the customers of or consultants to the Company, including customer or consultant lists, who were or are customers of or consultants to the Company either prior to or during the Term and which names, addresses and/or requirements became or become known to Consultant in any manner either during the Term or thereafter as a direct result of Confidential Information received during the Term; (b) The Confidential Information of third parties that the Company has an obligation to maintain the confidentiality of; (c) Any writings, photographs, drawings, blueprints, reproductions, or other materials of any kind, including materials created using other Confidential Information, belonging to the Company; (d) Any confidential business methods, practices, operations, marketing strategies, or plans of the Company; or (e) Any financial information, profit margins, discounts, rebates, or pricing information of the Company. 2. Engagement. The Company hereby engages the Consultant, and the Consultant hereby agrees to provide the following services to the Company during the Term (as defined below) as and when requested by the Company (the "Services"): (i) Study and analyze the objectives and requirement of the Company and develop parameters (the "Target Business Parameters") for the purpose of identifying one or more Target Businesses; (ii) Identify potential Target Businesses based on the Target Business Parameters; (iii) Analyze the business of each potential Target Business identified and provide detailed insights on its operations and business; (iv) Interact with short-listed potential Target Businesses to collect relevant financial/operational data (current & historical) and manage the same via secure data rooms; (v) Study porposed Target Business financials and appraise business valuation, considering business performance/future targets viz a vis current economic environment;

(vi) Conduct SWOT (strength, weakness opportunity, threat) analysis for proposed Target Businesses to: • Identify potential deal breakers; and • Identify synergies between target companies; (vii) Leverage the IMAC team (i.e., the IMAC board, senior and internal management, external vendors and other consultants) through all stages of communication with potential Target Businesses; (viii) Provide support and insight to the Company's senior management around transaction terms and negotiations; (ix) Support the IMAC team with conduction of legal, tax and financial due diligence of proposed Target Businesses; (x) Support the IMAC team with all aspects of deal closure with final set of proposed Target Businesses; and (xi) Any other service mutually agreed between the Consultant and the Company (e.g., managing IMAC PR/communication, investor relations, etc.). The Consultant shall devote her attention, skill, energy and efforts to faithfully and effectively perform her duties hereunder. 3. Term. The term of this Agreement shall be for a period of twelve (12) months, commencing on October 29th, 2021 and ending on October 28th, 2022 (the "Term"). The Term may be extended upon a written agreement between the parties three (3) months prior to the end of the Term. If the Term is not extended as provided in this Section 3, upon termination of this Agreement, the Consultant's obligation to perform the Services and the Company's obligation to compensate the Consultant hereunder shall terminate and this Agreement, other than the provisions of Sections 7 to 15, shall terminate. 4. Termination. Either party shall have the right to terminate this Agreement for any reason upon a thirty (30) day written notice to the other party. In case of termination by the Company, the Company shall, only upon the closing of an initial Business Combination, pay to the Consultant, any amounts accrued as of the date of such termination, as provided under Section 5 below. In the event that the Consultant commits a breach of any of the terms of this Agreement, and fails to cure such breach to the Company's satisfaction within thirty (30) days of receipt of notice in writing by Consultant from the Company, the Company shall have the right to terminate this Agreement. 5. Fees. During the Term, in consideration for the Consultant's services to be performed hereunder, the Company shall pay the Consultant a monthly consulting fee, at the rate of $11,250 (United States Dollars Eleven Thousand Two Hundred and Fifty) per month, for the Consultant's performance of the Services, of which forty percent (40%) or $4,500 (United States Dollars Four Thousand and Five Hundred) will be paid at the end of each month (within three (3) business days of the end of each calendar month) and the remaining sixty percent (60%) or $6,750 (United Stated Dollars Six Thousand Seven Hundred and Fifty) shall accrue and shall be paid upon the closing of the initial Business Combination. 6. Expenses. During the Term, the Company shall reimburse the Consultant for the Consultant's reasonable and documented travel expenses (not exceeding $500/-, unless expressly approved by the Company in advance) incurred at the request of the Company subject to the Consultant providing all details and invoices pertaining to the same and all such expenses being approved by the Company in advance. The Consultant shall not be entitled to any other benefits from the Company or its affiliates. 7. Covenants of the Consultant. (i) Confidentiality and Non-Use. The Consultant shall keep or cause to be kept in strict confidence all Confidential Information and shall not use it or disclose it to anyone except in connection with the fulfillment of the Services (and, in the case of disclosure to a third party, only if the third party to whom it is disclosed agrees to keep it confidential in accordance with this Agreement). If the Consultant makes any copies of the Confidential Information or any abstracts or summaries thereof or references thereto in any other document, she will keep a record in each such instance. Upon the Company's written request, the Consultant will either destroy or return to the Company all Confidential Information which is in tangible form, including any copies thereof which the Consultant may have made, and the Consultant will destroy all abstracts and summaries thereof and destroy or delete all references thereto in her documents, and certify to the Company that she has done so. If the Company notifies the Consultant in writing as to any of the Confidential Information which it does not wish copied, the Consultant shall so comply and upon the Company's written request shall certify such compliance to the Company in writing. (ii) Legal Requirement to Disclose. In the event that the Consultant or to the Consultant's knowledge anyone to whom the Consultant transmits the Confidential Information pursuant to this Agreement becomes legally compelled to disclose any of the Confidential Information, the Consultant will provide the Company with prompt notice, if lawful, so that the Company may seek a protective order or other appropriate remedy or waive compliance with the provisions of this Agreement. If such protective order or other remedy is not obtained, or if the Company waives compliance with the provisions of this Agreement, the Consultant will furnish only that portion of the Confidential Information which the Consultant is advised by its counsel is legally required to be furnished. (iii) Conduct. The Consultant agrees that she will not, directly or indirectly, individually or in concert with others, engage in any conduct or make any statement calculated or likely to have the effect of undermining, disparaging or otherwise reflecting poorly upon the Company or its affiliates or their goodwill, products or business opportunities, or in any manner detrimental to the Company, its successors and assigns, and its affiliates, their shareholders, officers, directors, or employees, past, present and future. The foregoing shall apply (but not be limited to) oral, written or other communications with former, existing and potential employees, officers, directors, customers and suppliers. In addition, the Consultant shall not, on her own behalf or on behalf of any third party, during the Term, engage in any activity that is in competition with the Company. For the purpose of this Agreement, an activity is considered to be a competition with the Company if it involves any activities in the media and entertainment sector, including but not not limited to operations in film production, distribution, exhibition, television production, Over The Top (OTT) media production, and Video on Demand (VoD) services. (iv) The Consultant hereby assigns to the Company her entire right to all confidential information that the Consultant develops while working as a consultant to the Company, all of which shall be the sole and exclusive property of the Company, whether or not subject to patent, copyright, trademark or trade secret protection. The Consultant also acknowledges that all original works of authorship that are made by the Consultant (solely or jointly with others), within the scope of this Agreement, and that are protectable by copyright, are "works made for hire," as that term is defined in the United States Copyright Act (17 U.S.C. §§ 101, et seq.). To the extent that any such works, by operation of law, cannot be "works made for hire," the Consultant hereby assigns to the Company all right, title, and interest in and to such works and to any related copyrights. (v) Remedies/Specific Performance. In the event of a breach or a threatened breach of any of the provisions of this Section 7, the Company and its affiliates, in addition and supplementary to other rights and remedies existing in its favor, may apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive or other relief in order to enforce or prevent any violations of the provisions hereof (without posting a bond or other security). 8. Benefits, etc. The Consultant shall be responsible for all personal income and other payroll taxes payable with respect to compensation received hereunder and accepts exclusive liability for all contributions required under social security laws and unemployment compensation laws or other payments under any laws of similar character applicable for the Consultant. The Consultant shall not be entitled to receive any benefits under any employee benefit plan or program of any kind maintained by the Company. 9. No Authority to Bind the Company. The Consultant shall not sign any agreement, contract or any other document on behalf of the Company unless expressly authorized by the Company. The Consultant shall not have the power to bind the Company or to commit the Company to any other legal obligation unless expressly permitted by the Company. 10. Trust Account Waiver. The Consultant hereby acknowledges that the Company has established a trust account (the "Trust Account") containing the proceeds of its initial public offering (the "IPO") and from certain private placements occurring simultaneously with the IPO (including interest accrued from time to time thereon) for the benefit of the Company's public stockholders and certain other parties (including the underwriters of the IPO). For and in consideration of the Company entering into this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Consultant hereby agrees that it does not now and shall not at any time hereafter have any right, title, interest or claim of any kind in or to any assets held in the Trust Account, and shall not make any claim against the Trust Account, regardless of whether such claim arises as a result of, in connection with or relating in any way to this Agreement or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (any and all such claims are collectively referred to hereafter as the "Released Claims"). The Company hereby irrevocably waives any Released Claims that it may have against the Trust Account now or in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever. 11. Limitation of Liability. The Services are provided "AS IS" and the Consultant expressly disclaims, and the Company hereby expressly waives, all express warranties and all other warranties, duties and obligations implied in law, including warranties of merchantability and fitness for a particular purpose. No statements in this Agreement or in any other document shall be read to be an express warranty nor create a warranty, duty or obligation implied in law, including, without limitation, warranties of merchantability and fitness for a particular purpose. The Consultant does not warrant that the Services will meet the Company's requirements or that the services rendered by her will be error free. The Consultant shall not be liable to the Company or any of its affiliates for any loss, liability, damage or expense arising out of or in connection with the performance of the Services, unless such loss, liability, damage or expense shall be proven to result directly from the willful misconduct or gross negligence of the Consultant. In no event will the Consultant be liable to the Company for special, indirect, punitive or consequential damages, including, without limitation, loss of profits or lost business, even if the Consultant has been advised of the possibility of such damages. Under no circumstances will the liability of the Consultant exceed, in the aggregate, the fees actually paid to and received by the Consultant hereunder. 12. Indemnity. The Company shall reimburse, defend, indemnify and hold harmless the Consultant from and against any and all damage, loss, liability, action, suit, claim, proceeding, investigation, audit, demand, assessment, fine, judgment, cost and other expense (including, without limitation, reasonable legal fees and expenses) arising out of, related to or in connection with any act or omission of the Company in connection with or relating to this Agreement, except to the extent proven to result directly from the willful misconduct or gross negligence of the Consultant. This indemnity obligation shall survive the termination of this Agreement. 13. Entire Agreement. This Agreement constitutes the entire agreement between the Consultant and the Company with respect to its subject matter and supersedes all prior discussions and agreements, whether oral or in writing, relating to its subject matter. 14. Enforceability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If any provision of this Agreement shall, in whole or in part, become or be held invalid or unenforceable, all other provisions of this Agreement shall remain in full force and effect. The parties undertake to replace such invalid or unenforceable provisions with such valid and enforceable provisions, which accomplish as far as possible the purpose and intent of the parties with respect to the invalid or unenforceable provision. The same shall apply accordingly to any situation not contemplated under or covered by this Agreement. 15. Counterparts; Assignment; Notices. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument. The rights and obligations of this Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns. Except as expressly provided herein or therein, the rights and obligations of this Agreement may not be assigned by the Consultant without the prior written consent of the Company. All notices, requests, demands, claims, and other communications hereunder shall be in writing, including by emails. 16. Notices. Any notice required, permitted or desired to be given pursuant to this Agreement shall be in writing and shall be deemed to have been sufficiently given or served for all purposes if delivered in person or sent by registered or certified mail, return receipt requested, postage and fees prepaid, sent by a recognized overnight delivery service or, to the extent receipt is confirmed, by telecopy or other electronic transmission service, to the parties as follows: If to the Consultant, to: Priyanka Agarwal Flat no. 4, Sonmarg building, 67B Nepeansea road, Mumbai 400006 Email: Priyanka.imac@gmail.com or to such other person or address as the Consultant shall furnish to the Company in writing. if to the Company, to: International Media Acquisition Corp. 1604 US Highway 130 North Brunswick, NJ 08902 Attn: Shibasish Sarkar Email: shibasish@imac.org.in or to such other address as the Company shall furnish to the Consultant in writing. With a copy (which shall not constitute notice) to: Loeb & Loeb LLP 345 Park Avenue New York, New York 10154 Attn: Mitchell S. Nussbaum, Esq. Email: mnussbaum@loeb.com

17. Amendments and Waivers. This Agreement may not be modified, amended, supplemented, canceled or discharged, except by written instrument executed by the Company and the Consultant. No failure to exercise, and no delay in exercising, any right, power or privilege under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege hereunder preclude the exercise of any other right, power or privilege. No waiver of any breach of any provision shall be deemed to be a waiver of any preceding or succeeding breach of the same or any other provision, nor shall any waiver be implied from any course of dealing between the parties. 18. Governing Law and Arbitration. This Agreement and all matters arising from or relating to this Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of law principles thereof. The parties agree that all disputes, legal actions, suits and proceedings arising out of or relating to this Agreement shall, in lieu of a jury or other civil trial, be settled by final and binding arbitration before a single arbitrator in New York, New York and shall be conducted in accordance with thencurrent rules of the American Arbitration Association. This Agreement to arbitrate includes all claims whether arising in tort or contract and whether arising under statute or common law. The obligation to arbitrate such claims shall continue forever, and the arbitrator shall have jurisdiction to determine the arbitrability of any claim. The arbitrator shall have the power to award any remedies, including attorneys' fees and costs, available under applicable law. The arbitrator shall not have the authority to add to, subtract from or modify any of the terms of this Agreement. Judgment on any award rendered by the arbitrator may be entered and enforced by any court having jurisdiction thereof. The costs of the arbitration, including the arbitrator's fees, shall be borne equally by the parties to the arbitration, unless the arbitrator orders otherwise, and each party shall be responsible for paying its own other costs for the arbitration, including, but not limited to, attorneys' fees, witness fees, transcript fees, or other litigation expenses that such party would otherwise be required to bear in a court action, unless the arbitrator orders otherwise. Notwithstanding the foregoing, the Company shall be entitled to apply to any court of law or equity of competent jurisdiction for the relief specified in Section 7(v) hereof. [SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the Consultant and the Company have executed this Agreement effective as of the date first written above. INTERNATIONAL MEDIA ACQUISITION CORP. Name: Shibasish Sarkar Title: Chief Executive Officer CONSULTANT Priyanka Agarwal